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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 2004


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                                   43-1781797
            ---------                                   ----------
            (COMMISSION                                 (IRS EMPLOYER
            FILE NUMBER)                                IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9. "Regulation FD Disclosure." Solutia Europe SA/NV, a subsidiary of Solutia Inc., has retained the investment banking firm of Rothschild Inc. to explore strategic options for its Pharmaceutical Services business, which accounts for approximately 2 percent of the annual revenue of Solutia Inc. These options include a potential sale of the Pharmaceutical Services business, which includes the businesses now conducted by two Swiss subsidiaries of Solutia Europe SA/NV. For any sale to occur, Solutia Europe SA/NV would need to obtain the consent of its Euro Note bondholders as further provided in the definitive documentation for the Euro Notes. There is no assurance that any such sale will occur.

         The information in Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                            SOLUTIA INC.
                                            ----------------------------------
                                            (Registrant)

                                            /s/ Rosemary L. Klein
                                            ---------------------
                                            Secretary

DATE: July 12, 2004